FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 21, 2007 (this "Amendment"), is among TESCO US HOLDING LP (the "US Borrower"), TESCO CORPORATION (the "Canadian Borrower", and collectively with the US Borrower, the "Borrowers"), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITAL

The Borrowers, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of June 5, 2007 (the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

  ARTICLE 1.

  AMENDMENTS.

  1.1 The last sentence of Section 2.02(c) is restated as follows: "Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of nine Eurodollar Borrowings outstanding."

  1.2 Section 2.06(c) is restated as follows:

  (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the date that is five Business Days prior to the Revolving Credit Maturity Date.

  1.3 Reference in Section 2.09(d) to "$10,000,000" is deleted and "$5,000,000" is substituted in place thereof.

  1.4 The Borrowers are hereby exercising their right under Section 2.09(d) to increase the aggregate Revolving Commitments by $45,000,000. The Administrative Agent consents to such increase. The Administrative Agent, each Lender increasing its Revolving Commitment as described in Schedule 2.01 attached hereto and the Borrowers agree that Schedule 2.01 attached to the Credit Agreement is replaced with Schedule 2.01 attached hereto. It is acknowledged and agreed that the increase in the Revolving Commitments under this Amendment by amending Schedule 2.01(c) is an allowed increase to the Revolving Commitments under Section 2.09(d) of the Credit Agreement.

  ARTICLE 2.

  REPRESENTATIONS.

  Each Borrower represents and warrants to the Lenders and Administrative Agent that:

  2.1 The execution, delivery and performance of this Amendment are within each Borrower's corporate, limited partnership or similar powers and have been duly authorized by all necessary corporate, limited partnership or similar action and, if required, stockholder, partnership or similar action.

  2.2 This Amendment has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

  2.3 The execution, delivery and performance of this Amendment by each Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (d) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

  2.4 After giving effect to the amendments and waiver herein contained, the representations and warranties of each Loan Party set forth in the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties are expressly limited to any earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).

  2.5 After giving effect to the amendments and waiver herein contained, no Event of Default or Default shall have occurred and be continuing.

  ARTICLE 3.

  CONDITIONS PRECEDENT.

  This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

  3.1 This Amendment shall be executed by each of the Borrowers, the Required Lenders, the Administrative Agent and by each Lender increasing its Revolving Agreement under Section 2.09 of the Credit Agreement, as described in this Amendment.

  3.2 The Consent and Agreement attached hereto shall be executed by each of the Guarantors.

  3.3 The Borrowers and the Guarantors shall deliver such resolutions, officer certificates and opinions of counsel as requested by the Administrative Agent.

  3.4 A certificate, signed by a Financial Officer of the Parent, showing that after giving effect to the increase in the Aggregate Revolving Commitments, no Event of Default or Default shall occur, the Borrowers shall be in compliance with all covenants in the Credit Agreement and certifying that no governmental or nongovernmental consents, approvals, authorizations, declarations, registrations or filings required on the part of either Borrower or any Guarantor in connection with the increase in the Revolving Commitments hereunder.

  3.5 The Borrowers and the Guarantors shall deliver such other documents as reasonably requested by the Administrative Agent.

  ARTICLE 4.

MISCELLANEOUS.

4.1 On the date hereof, the Borrowers shall pay to the Administrative Agent, for the pro rata benefit of each Lender increasing its Revolving Commitment hereunder, an upfront fee in an amount equal to twenty basis points on the aggregate amount of the increase in such Lender's Revolving Commitments implemented pursuant to this Amendment, which fees shall be distributed to such Lenders on or within two Business Days after the date hereof.

4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy of electronic mail message shall be enforceable as originals.

4.3 This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TESCO CORPORATION

By _/s/ Julio M. Quintana______

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By __/s/ Anthony Tripodo______

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO US HOLDING LP

By: TESCO CANADA INTERNATIONAL INC.,

its general partner

By _/s/ James A. Lank__________

Name: James A. Lank

Title: President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By _/s/ Cynthia L. Goodman_________

Name: Cynthia L. Goodman

Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Swingline Lender and Issuing Bank to Canadian LC Obligors

By __/s/ Michael N. Tam_____

Name: Michael N. Tam

Title: Senior Vice President

NATIXIS

By __/s/ Louis P. Laville, III________

Name: Louis P. Laville, III

Title: Managing Director

By __/s/ Donovan C. Broussard______

Name: Donovan C. Broussard

Title: Managing Director

COMERICA BANK

By _/s/ Cyd Dillahunty________

Name: Cyd Dillahunty

Title: Vice President

TRUSTMARK NATIONAL BANK

By __/s/ Jeff Deutsch______________

Name: Jeff Deutsch

Title: Senior Vice President

THE BANK OF NOVA SCOTIA

By __/s/ Andrew Kinsey________________

Name: Andrew Kinsey

Title: Senior Credit Solutions Manager

BANK OF TEXAS, N.A.

By __/s/ Scott Silvas_____________

Name: Scott Silvas

Title: Assistant Vice President

AMEGY BANK N.A.

By ___/s/ Scott Collins_______

Name: Scott Collins

Title: Vice President

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

(b) acknowledges and agrees that (i) each Collateral Document to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, (ii) the obligations guaranteed or secured by each Collateral Document include, without limitation and in addition to all other obligations guaranteed or secured thereby, the Obligations that may be incurred pursuant to the increase in the Revolving Commitments implemented pursuant to the above Amendment and (iii) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Collateral Document to which it is a party or any other Loan Document to which it is a party thereto;

(c) represents and warrants to the Administrative Agent and the Lenders that: (i) the execution, delivery and performance of this Consent and Agreement are within each Guarantor's corporate, limited partnership or similar powers and have been duly authorized by all necessary corporate, limited partnership or similar action and, if required, stockholder, partnership or similar action; (ii) this Consent and Agreement has been duly executed and delivered by each Guarantor and constitutes a legal, valid and binding obligation of each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) the execution, delivery and performance of this Consent and Agreement by each Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent or any of its material Subsidiaries or any order of any Governmental Authority, (D) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent or any of its material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its material Subsidiaries, and (D) except as required under the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Parent or any of its material Subsidiaries, other than Liens permitted under Section 6.02.

Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Consent and Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by telecopy of electronic mail message shall be enforceable as originals.

TESCO CORPORATION

By __/s/ Julio M. Quintana__________________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By __/s/_Anthony Tripodo__________________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO US HOLDING LP

By TESCO CANADA INTERNATIONAL INC.,

its general partner

By _/s/ James A. Lank_________

Name: James A. Lank

Title: President

Tesco Products Ltd.

By __/s/ Barry E. Beierbach_____

Name: Barry E. Beierbach

Title: President

TESCO CANADA INTERNATIONAL INC.

By __/s/ James A. Lank_________

Name: James A. Lank

Title: President

TESCO DRILLING TECHNOLOGY INC.

By __/s/ Barry E. Beierbach_______

Name: Barry E. Beierbach

Title: President

TESCO DRILLING TECHNOLOGY LIMITED

By ___/s/ James A. Lank___________

Name: James A. Lank

Title: President

TESCO SERVICES INTERNATIONAL INC.

By ___/s/ James A. Lank___________

Name: James A. Lank

Title: President

TESCO GP (US) INC.

By _/s/ Anthony Tripodo__________

Name: Anthony Tripodo

Title: Executive Vice President

TESCO LP (US) INC.

By _/s/ Julio M. Quintana__________

Name: Julio M. Quintana

Title: President

TESCO HOLDING I, LP

By TESCO GP (US) Inc., its general partner

By __/s/ Anthony Tripodo___________

Name: Anthony Tripodo

Title: Executive Vice President

TESCO SERVICES INC.

By __/s/ Anthony Tripodo____________

Name: Anthony Tripodo

Title: Executive Vice President

TESCO GP (CAN) LLC

By TESCO Corporation, its sole member

By __/s/ Julio M. Quintana____________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By __/s/ Anthony Tripodo_____________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO LP (CAN) LLC

By TESCO Corporation, its sole member

By _/s/ Julio M. Quintana_____________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

By __/s/ Anthony Tripodo____________

Name: Anthony Tripodo

Title: Executive Vice President &

Chief Financial Officer

TESCO HOLDING II, LP

By TESCO GP (CAN) LLC, its general partner

By __/s/ Julio M. Quintana_____________

Name: Julio M. Quintana

Title: President & Chief Executive Officer

TESCO CORPORATION (US)

By __/s/ Anthony Tripodo______________

Name: Anthony Tripodo

Title: Executive Vice President

SCHEDULE 2.01

Commitments

Lenders	Revolving Commitment (as of December 21, 2007 after giving effect to the First Amendment to Amended and Restated Credit Agreement	Term Loan Commitment (as of June 5, 2007)
JPMorgan Chase Bank, N.A.	$32,000,000.00	$5,504,480.28
The Bank of Nova Scotia	$22,000,000.00	$3,000,000.00
Comerica Bank	$21,000,000.00	$3,500,000.00
Bank of Texas, N.A.	$18,000,000.00	$3,000,000.00
Trustmark National Bank	$18,000,000.00	$3,000,000.00
Amegy Bank N.A.	$18,000,000.00	$3,000,000.00
Natixis	$16,000,000.00	$4,000,000.00
TOTAL:	$145,000,000	$25,004,480.28

DETROIT 7-4034 1019652v3